UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2026
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W Merchandise Mart Plaza, Suite 1750		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in the Current Report on Form 8-K filed by GoHealth, Inc. (the “Company”), on June 7, 2026, the Company, GoHealth Holdings, LLC (“GoHealth Holdings”) and certain of their direct and indirect subsidiaries (collectively with the Company and GoHealth Holdings, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), to implement a prepackaged chapter 11 plan of reorganization (the “Plan”).

On June 9, 2026, the Company received a written notice (the “Nasdaq Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, pursuant to Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined to delist the Company’s Class A common stock (Nasdaq: GOCO) from Nasdaq.
Pursuant to the Nasdaq Notice, Nasdaq’s determination was based on (i) the filing of the Chapter 11 Cases and associated public interest concerns raised thereby, (ii) concerns regarding the residual equity interest of existing listed securities holders and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. In addition, Nasdaq noted that the Company had been notified on March 18, 2026 that it was not in compliance with Nasdaq Listing Rule 5550(b)(2), which requires a minimum market value of listed securities of $35 million, and that such deficiency serves as an additional and separate basis for delisting.

Pursuant to the Nasdaq Notice, trading of the Company’s Class A common stock will be suspended at the opening of business on June 16, 2026, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s Class A common stock from listing and registration on Nasdaq. The Company has the right to appeal Nasdaq’s delisting determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal this determination.

The Company does not expect the Nasdaq delisting to affect the Debtors’ business operations or the Chapter 11 Cases. The Company anticipates that following suspension from trading, its Class A common stock may be quoted on the OTCID Basic Market or another over-the-counter market. The over-the-counter markets are significantly more limited than The Nasdaq Global Market, and quotation on such markets could result in a less liquid market for existing and potential holders of Class A common stock to trade such stock. The Company can provide no assurance that its Class A common stock will commence or continue to trade on these markets, whether broker-dealers will continue to provide public quotes of its Class A common stock on these markets, whether the trading volume of its Class A common stock will be sufficient to provide for an efficient trading market or whether quotes for its Class A common stock will continue on these markets in the future.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its Class A common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s Class A common stock in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Statements regarding the suspension of the Company’s Class A common stock; expectations with respect to the effect of the delisting on its operations or the Chapter 11 Cases; the ability to trade the Company’s Class A common stock on the over-the-counter markets and risks thereof; and the Company’s ability to continue operating in the ordinary course, including continuing to serve customers and pay employees, vendors, suppliers and customers in the ordinary course or in the form of reinstatement of trade payables and other ordinary course obligations are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions although not all forward-looking statements contain these identifying words. The forward-looking statements in this Current Report are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future events or performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements involve risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual future events to differ materially from the forward-looking statements in this Current Report include, but are not limited to: the delisting of the Company’s Class A common stock from Nasdaq and the quotation or trading of the Class A common stock on the over-the-counter market during the pendency of the Chapter 11 Cases; our ability to continue as a going concern; our ability to continue our business operations following the commencement of the Chapter 11 Cases; the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including confirmation of the Plan; the Company’s ability to confirm and consummate the Plan and complete the restructuring on the terms and timeline currently contemplated or at all, and the Company’s ability to realize the intended benefits of the restructuring; our ability to obtain votes from additional equityholders in support of the Plan; the effects of the Chapter 11 Cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties and including whether ordinary course obligations are paid in full for trade payables and other ordinary course obligations; the length of time the Company will operate under the Chapter 11 process and the supervision of the Bankruptcy Court; the effects of the Chapter 11 Cases on the Company’s liquidity, cash flows, access to financing, financial condition and results of operations; the cancellation of the Company’s and GoHealth Holdings’ existing equity interests (other than the Series A redeemable convertible preferred stock) pursuant to the Plan, with existing holders of Class A common stock and limited liability units of GoHealth Holdings receiving limited recovery; the risk that, if the Plan is confirmed and consummated as contemplated, the restructuring will result in a change of control of the reorganized company and existing equity holders (other than the Series A redeemable convertible preferred stock) will lose their ownership, voting and other rights and interests in the Company and GoHealth Holdings; risks related to the Company’s indebtedness; employee attrition and the Company’s ability to retain senior management and other key personnel, including due to distractions and uncertainties related to the Chapter 11 process; whether the Company’s vendors, suppliers, customers, health plans, brokers and other business counterparties might lose confidence in the Company’s ability to reorganize its capital structure successfully and seek to establish alternative commercial relationships; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; and objections to, or other actions that may delay or prevent confirmation or consummation of, the Plan by creditors, equity holders, regulators or other parties in interest.

These forward-looking statements speak only as of the date of this Current Report and are subject to a number of additional important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as other filings the Company has made or will make with the Securities and Exchange Commission including any of the Company’s Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You should read this Current Report and the documents that we reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoHealth, Inc. (Registrant)

Date:	June 11, 2026	By:	/s/ Brendan Shanahan
Brendan Shanahan Chief Financial Officer (Principal Financial and Accounting Officer)